                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: January 23, 1998

                      GULF INSURANCE COMPANY



                      By: /s/ Michael E. Zipper
                         --------------------------------------------
                         Name:  Michael E. Zipper
                         Title:  Assistant Secretary & Counsel


                      COMMERCIAL INSURANCE RESOURCES, INC.



                      By: /s/ Michael E. Zipper
                         --------------------------------------------
                         Name:  Michael E. Zipper
                         Title:  Assistant Secretary & Counsel


                      THE TRAVELERS INDEMNITY COMPANY OF AMERICA



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Assistant Cashier


                      THE PHOENIX INSURANCE COMPANY



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Assistant Cashier


                      THE TRAVELERS INDEMNITY COMPANY



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Assistant Cashier


                      TRAVELERS PROPERTY CASUALTY CORP.



                      By: /s/ Shelley J. Dropkin
                         --------------------------------------------
                         Name:  Shelley J. Dropkin
                         Title:  Assistant Secretary


                      THE TRAVELERS INSURANCE GROUP INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Assistant Controller


                      PFS SERVICES, INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Controller and Vice President


                      ASSOCIATED MADISON COMPANIES, INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Controller and Vice President


                      TRAVELERS GROUP INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title:  Assistant Controller